Leveraging our strengths

We are a leader in clean coal circulating fluidized-bed (CFB) technology and have sold more than 315* CFBs. Our CFBs offer high efficiency, fuel flexibility and excellent emissions performance

Three CFB boilers for Hanwha Chemical Corp. in South Korea

Building a 460 MWe CFB boiler at Lagisza in Poland, which will be the world's first supercritical CFB and also the world's largest CFB

We also offer efficient pulverized-coal (PC) boilers

Design and supply of supercritical PC boiler for Longview facility in West Virginia

PC boiler for City Utilities' existing Southwest Power Station in Missouri

FOSTER WHEELER



Another record-breaking quarter

MAY 2007 INVESTOR UPDATE

Safe Harbor Statement

This presentation contains forward-looking statements that are based on management's assumptions, expectations and projections about the Company and the various industries within which the Company operates. These include statements regarding the Company's expectations regarding revenues (including as expressed by its backlog), its liquidity, the outcome of litigation and legal proceedings and recoveries from customers for claims, and the costs of current and future asbestos claims, and the amount and timing of related insurance recoveries. Such forward-looking statements by their nature involve a degree of risk and uncertainty. The Company cautions that a variety of factors, including but not limited to the factors described in Part II, Item 1A, "Risk Factors" in the Company's most recent quarterly report on Form 10-Q and the following, could cause the Company's business conditions and results to differ materially from what is contained in forward-looking statements: changes in the rate of economic growth in the United States and other major international economies, changes in investment by the oil and gas, oil refining, chemical/petrochemical and power industries, changes in the financial condition of its customers, changes in regulatory environment, changes in project design or schedules, contract cancellations, changes in estimates made by the Company of costs to complete projects, changes in trade, monetary and fiscal policies worldwide, currency fluctuations, war and/or terrorist attacks on facilities either owned or where equipment or services are or may be provided, interruptions to shipping lanes or other methods of transport, outcomes of pending and future litigation, including litigation regarding the Company's liability for damages and insurance coverage for asbestos exposure, protection and validity of its patents and other intellectual property rights, increasing competition by foreign and domestic companies, compliance with its debt covenants, recoverability of claims against its customers and others by the Company and clams by third parties against the Company, changes in estimates used in its critical accounting policies. Other factors and assumptions not identified above were also involved in the formation of these forward-looking statements and the failure of such other assumptions to be realized, as well as other factors, may also cause actual results to differ materially from those projected. Most of these factors are difficult to predict accurately and are generally beyond the Company's control. You should consider the areas of risk described above in connection with any forward-looking statements that may be made by the Company. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any additional disclosures the Company makes in proxy statements, quarterly reports on Form 10-Q, annual reports on Form 10-K and current reports on Form 8-K filed with the Securities and Exchange Commission.

Foster Wheeler - in a nutshell

- A leading international engineering, construction and project management contractor and power equipment supplier
- A reputation for safe, on-time, on-budget delivery of high-quality, technically advanced facilities and equipment, which start up as planned and perform reliably
- In business for 116 years
- Permanent offices in 26 countries
- Won new business in 53 countries in 2006; 67 countries in 2005
- Two business groups:
  - Global Engineering & Construction (E & C) Group
  - Global Power Group Foster Wheeler

What we do – Global E&C Group

- Front-end design (FEED), engineering, procurement, construction (EPC) and project management for:
  - Upstream oil & gas
  - LNG & gas-to-liquids
  - Oil refining
  - Chemicals & petrochemicals
  - Pharmaceuticals, biotechnology & healthcare
  - Power project development & EPC
  - Environmental remediation







Top picture: Courtesy ADMA-OPCO

FOSTER WHEELER

What we do – Global Power Group

- Design, manufacture and erect steam generating and auxiliary equipment, and provide replacement parts and services
  - Our boilers burn a wide range of fuels, including coal, petroleum coke, oil, gas, biomass and municipal solid waste
  - Market leader in circulating fluidized-bed (CFB) technology – sold over 315* units
  - For our utility CFB and pulverized coal boilers we offer efficient supercritical once-through technology
  - Strong position in emission control products: low-NOx burners, SCRs







FOSTER WHEELER

* Including licensee sales

First-quarter 2007 headlines

- **Record quarterly net income of $114.8 million (685% increase vs. Q1'06)**
- **Record quarterly diluted EPS of $1.60**
- **Scope operating revenues[1]: $854.5 million (65% increase vs. Q1'06)**
- **Scope new orders[1]: $1.07 billion (29% increase vs. Q1'06)**
- **Scope backlog[1]: $2.74 billion (10% increase vs. Q1'06)**
- **Capacity increase:**
  - **Global E&C Group: direct manpower increased by 9% in Q1'07 and by 60% since year-end 2005**
  - **Global Power Group: total manpower increased by 3% in Q1'07**

[1] Foster Wheeler scope – metrics expressed in Foster Wheeler scope, often referred to as "scope," represent that portion of the Company's operating revenues, new orders booked and backlog on which profit is earned. Scope excludes revenues relating to third-party costs incurred by the Company as agent or principal on a reimbursable basis ("flow-through" costs). Please see Appendix 1 for a reconciliation of FW scope operating revenues to operating revenues.

Net income consistently exceeds anything this company has delivered in its 116-year history



Net Income, as adjusted[1]
$ Millions
$120
$100
$80
$60
$40
$20
$0
$14.8
$41.1
$54.6
$85.9
$114.8
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007

Delivered four consecutive record-breaking earnings quarters (Q2'06 – Q1'07)

[1] Adjusted to exclude certain asbestos-related gains/losses, costs of debt reduction initiatives, charges related to the voluntary termination of the 2005 credit facility, and certain other non-operating items. Please see Appendix 2 attached for a detailed reconciliation of adjusted quarterly net income to reported net income.

FOSTER WHEELER

Continued strong EBITDA growth



Consolidated EBITDA, as adjusted[1]
$ Millions
$175
$150
$125
$100
$75
$50
$25
$0
$46.1
$85.2
$73.8
$128.9
$162.3
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007

[1] Adjusted to exclude certain asbestos-related gains/losses, costs of debt reduction initiatives, charges related to the voluntary termination of the 2005 credit facility, and certain other non-operating items. Please see Appendix 3 attached for the methodology for calculating EBITDA and Appendices 4-7 attached for a detailed reconciliation of adjusted consolidated EBITDA to reported consolidated EBITDA and net income.

FOSTER WHEELER

Transformed operational performance



Operating EBITDA[1]
$ Millions
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$216.3
$80.8
$135.5
$272.9
$107.3
$165.6
$418.3
$95.0
$323.3
2004
2005
2006
Global E&C Group
Global Power Group
$200
$175
$150
$125
$100
$75
$50
$25
$0
$68.8
$13.8
$55.0
$178.1
$37.0
$141.1
Q1 2006
Q1 2007
Global E&C Group
Global Power Group

[1] Operating EBITDA equals Consolidated EBITDA less Corporate & Finance Group expenses, non-operational gains and losses, and inter-company eliminations. Please see Appendices 3-7 for further reconciliation information.

FOSTER WHEELER

Another strong bookings quarter (in FW scope[1])


$ Millions
$1,200
$1,000
$800
$600
$400
$200
$0

	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007
Global Power Group	$175	$210	$287	$397	$411	$389	$245	$140	$541
Global E&C Group	$264	$338	$592	$302	$423	$520	$680	$217	$533

Total	**$439**	**$548**	**$879**	**$699**	**$834**	**$909**	**$925**	**$357**	**$1,074**

FOSTER WHEELER

[1] Bookings measured in FW scope exclude flow-through costs.

Our E&C backlog (in FW scope[1]) includes studies and FEEDs which offer opportunities for follow-on work


$ Millions
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0

	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007
Global Power Group	$597	$620	$743	$947	$1,146	$1,278	$1,238	$917	$1,138
Global E&C Group	$931	$938	$1,211	$1,213	$1,339	$1,565	$1,759	$1,611	$1,602
Total	$1,528	$1,558	$1,954	$2,160	$2,485	$2,843	$2,997	$2,528	$2,740

[1] Backlog measured in FW scope excludes flow-through costs.

E&C markets are trending toward more reimbursable contracts

Consolidated scope[1] backlog
December 31, 2004
$1.58 billion



22.1%
27.3%
50.6%

Decreasing proportion of LSTK contracts in scope[1] backlog



35%
30%
25%
20%
15%
10%
5%
0%
27.3%
31.9%
17.8%
13.6%
Year-end 2004
Year-end 2005
Year-end 2006
30-Mar-07

- Lump-sum turnkey (LSTK)
- Other fixed-price
- Reimbursable & eliminations

Consolidated scope[1] backlog
March 30, 2007
$2.74 billion



13.6%
41.7%
44.7%

[1] Backlog measured in FW scope excludes flow-through costs.

Leveraging our strengths







- The caliber and experience of our Global E&C Group's technical experts attract clients to work with us from the early stages of planned projects:
  - Helps build strong relationships with our clients
  - Helps us select the right projects to pursue
  - Helps position us for follow-on work
  - We help clients to shape projects so that they get the go-ahead to proceed

Top right: Courtesy: Lucite International.

Leveraging our strengths

- We have the proven ability to handle the largest, most technically complex E&C projects, often in challenging locations
- Our position as an established LNG liquefaction contractor demonstrates this capability
  - We are leading the JV executing the EPC for Train 5 at the Woodside-operated Karratha Gas Complex in Australia – the first onshore LNG train to be designed and built in modular form
  - Also in Australia, we are executing the FEED for Woodside's planned Pluto LNG facility and have been awarded study work by Woodside for the planned Browse LNG facility
  - We are working on the EPC phase of a project to debottleneck the MLNG Dua facility in Malaysia



Courtesy: Woodside Energy Ltd.

FOSTER WHEELER

Leveraging our strengths

- Our in-depth expertise and track record in refining and chemicals positions us well to play a key role in world-scale integrated refining and petrochemicals projects
  - FEED for IOCL's planned new Paradip export refinery and petrochemicals complex in India
  - FEED for Tatneft's new integrated refining and petrochemicals complex in Tatarstan
  - Feasibility study and overall FEED for the PETRORabigh complex in Saudi Arabia, and now EPC for the significant offsites and utilities that will support this huge complex
  - Completed basic design, and now working on the EPC phase of Shell's world scale mono-ethylene glycol plant and related refinery modifications in Singapore

Leveraging our strengths

- We have industry-leading delayed coking technology, a key refinery residue upgrading technology that allows refiners to process cheaper crudes and to upgrade lower-value products into higher-value products
  - We are working on more than 35 coker projects, from studies, process design packages, to FEEDs and EPC projects
  - We are working on the EPC phase of a new coker at BP's Castellón refinery in Spain, BP's first European coker
  - Awarded license and basic engineering for a new coker at IOCL's Gujarat Refinery in India

Global E&C Group – a highly experienced management team



Ray Milchovich
Chairman & CEO
Foster Wheeler Ltd.
Umberto Della Sala
President & COO, FWL and CEO, Global E&C Group
Giuseppe Bonadies
Global Sales, Marketing & Strategic Planning
Umberto Della Sala
Continental Europe Group
Steve Davies
UK Group
Troy Roder
North America Group
Franco Anselmi
Asia Pacific Group
Four operating units

Foster Wheeler North America Group

- Like the other three Global E&C Group operating units, FW North America is a full-capability organization which undertakes studies, front-end design, project management and full EPC projects
- It is active in the oil and gas, LNG, refining and chemicals markets
- FW North America has a substantial operation in Houston - a key center for the hydrocarbons business - plus fired heater and process specialists in Clinton, NJ, and fired heater experts and project teams in Canada
- FW North America has delivered significant earnings growth and, since the end of 2005, has almost trebled in capacity.
- This growth has been delivered by a highly experienced senior management team in Houston, working closely with, and fully supported by, the rest of the Global E&C Group

Foster Wheeler North America – a leader in delayed coking

- Globally, we have a very strong track record in oil refining: investment planning, clean fuels, residue upgrading, refinery expansions, and refinery / petrochemicals integration
- We have a key additional differentiator in the refining sector - delayed coking
- Our Houston operation is our global center of excellence for our leading delayed coking technology.
- Our Houston team undertakes all licensing and process design activities for delayed cokers for Foster Wheeler globally
- Of the cokers which we have identified as having reached the technology selection and licensing stage during the last three years, more than two-thirds have selected our delayed coking technology

What is delayed coking?

- It is a cyclic process that thermally "cracks", or breaks down, vacuum residue or other residue feedstocks into gas, light products and petroleum coke
- Why do refiners invest in delayed coking?
  - To process heavier, cheaper crudes
  - To convert low-value residues into higher-value fuels
  - To give the refinery greater flexibility to process a range of crudes and to adjust output to meet product demand
- Coking is used not only in conventional oil refining but also in processing tar sands and heavy oils in Venezuela and Canada



"Valero's $350 million investment in a 45,000 barrel per day coker at its Texas City refinery, increased the plant's ability to process heavy, sour Maya crude. The original economics for the investment were based upon $6 to $7 Maya discounts to WTI, which are now more than $17! As a result, the coker generated nearly $200 million in operating income in 2004 alone!"

Source: Valero's 2004 Annual Report

FOSTER WHEELER

A successful delivery model for delayed coking

- We are currently working on more than 35 coker projects in 17 countries. These projects range from studies, process design packages, to FEEDs and EPC projects, and include new units and revamps
- Houston's coking excellence delivers opportunities to the entire Global E&C Group
  - Houston undertakes the licensing and process design package preparation for all coking projects
  - Houston undertakes the process design, FEED and EPC on North American projects, and also on international projects as described below
  - For cokers outside North America, Houston and the "local" operating unit collaborate on the FEED execution, and the Global E&C group then agrees which operating unit(s) is best positioned to execute the EPC phase
  - The new coker at BP's Castellón refinery in Spain, BP's first European coker, follows this successful model
- When we sell a new coker license, we also secure additional business, to design and supply our proprietary coker heaters

A strong outlook for delayed coking

- The fundamentals which underpin demand for delayed coking remain very strong
- Crude price differentials:
  - Taking WTI as the benchmark light crude and Maya as the benchmark heavy, sour crude, WTI/Maya spreads started to widen in 2004 and are expected to remain in double digits, significantly higher than the average mid-single-digit spreads between 1995-2003
  - These differentials are a function of product demand, crude availability, and conversion capacity

A strong outlook for delayed coking

- We expect these spreads, which favor the installation of conversion capacity, including delayed coking, to remain at historically high levels for some time, because:
  - Demand for transportation fuels is forecast to continue to rise, while fuel oil demand declines further
  - To increase production of higher-demand, higher-value light products such as transportation fuels, a simple refinery has to:
    a) increase throughput, and therefore also deal with co-production of a larger volume of low-value products,
    b) process lighter, costlier crudes, or
    c) install conversion capacity.
  - Overall, more light crude is expected to become available in the very short term, but not enough to offset the slow pace of conversion capacity addition or the speed and scale of transportation fuel demand increases. And, light crude is most frequently affected by supply disruptions, for example from Nigeria
  - Insufficient conversion capacity is coming onstream over the next 3 years to meet the growing demand for transportation fuels

A strong outlook for delayed coking

- Refiners also have to consider future likely crude supply patterns, and the expected availability of the crudes they currently process, in their investment planning
  - Delayed coking can give refiners the flexibility to process a wider range of crudes and therefore manage foreseen or unforeseen changes in crude supplies
- Further opportunities exist:
  - There are 121 refineries in the U.S., of which 61 have cokers
  - Outside the U.S., there are 527 refineries, of which only 84 have cokers
  - This data excludes non-conventional refineries, for example tar sands processing in Canada
  - Note that coking is one option for upgrading refinery residues to higher-value products. Other options include hydrocracking. Of the total number of refineries above, some already have upgrading units which use technologies other than coking, and others are currently installing, or planning to install such units. Foster Wheeler is also active in these refinery upgrading projects which use alternative technologies to delayed coking.
  - *Data source: 2006 Oil & Gas Journal world-wide refining survey*

Diversifying the business base

- Houston is working closely with the other operating units to further enhance its expertise and positioning in key growth markets in which the overall Global E&C Group is very strong: LNG, chemicals and upstream oil and gas
- Our four Global E&C operating units work collaboratively on projects to optimize the efficient use of our global network of resources and global expertise, and to provide a cost-effective service to our clients

Balance sheet & liquidity

- Recent rating agency upgrades by Moody's Investors Service and Standard & Poor's constitute an external recognition of our financial performance
  - Moody's raised our corporate credit rating to "Ba3" from "B1", raised the credit rating assigned to our senior secured domestic credit facility to an investment-grade "Baa3" rating from "Ba1", and confirmed a "positive" ratings outlook
  - S&P raised our corporate credit rating to "BB" from "B+" and raised the credit rating assigned to our domestic credit facility to "BB+" from "BB-"


NASDAQ

FOSTER WHEELER

Balance sheet & liquidity

- Working capital increased by $119.8 million during Q1'07, due primarily to:
  - Our increasing volume of business
  - The changing business mix in our Global E&C Group, where a growing client preference to award reimbursable, rather than lump-sum turnkey, contracts creates increased levels of project working capital
  - The mix of contracts booked by our Global Power Group that involved a lower than normal amount of advance payments
- Contributed $35 million into U.S. pension plans in Q1'07:
  - Accelerated payment of the $20 million estimated full-year 2007 required contribution
  - Made an additional $15 million voluntary contribution
  - We do not expect to be required to make any further contributions to these U.S. plans until 2011 or later
- Total cash and short-term investments at the end of Q1'07 were $612.6 million, compared with $630.0 million at year-end 2006, and $425.6 million at the end of Q1'06
  - The decrease in cash between Q4'06 and Q1'07 was largely due to the investment in project working capital and pension plan contributions as described above

Balance sheet & liquidity

- Effective May 4, 2007, we amended our five-year senior secured domestic credit facility to support continued growth in operations and in volume of business:
  - Increased the facility by $100 million
  - Reduced the pricing applicable to the synthetic portion of the facility by 50 basis points per annum
  - Provided a new option to increase the facility by an additional $100 million at a later date
- The facility's improved pricing reflects the recent upgrades to our credit ratings by Moody's Investors Service and Standard & Poor's

Key Q1'07 takeaways

- **We delivered a fourth consecutive record-breaking earnings quarter**
  - Both business groups achieved performance breakthroughs from the year-ago quarter
  - Global E&C Group continues to deliver commercial and operational excellence
  - Global Power Group is beginning to deliver a level of performance improvement
- **We continue to successfully expand capacity to capture the opportunities offered by very strong markets:**
  - Global E&C Group increased its direct manpower by 9% during Q1'07 and by 60% since year-end 2005
  - Global Power Group expanded its total manpower by 3% in Q1'07
- **We have a number of studies and FEEDs in our E&C backlog which offer potential follow-on opportunities in 2007 and 2008**
- **We remain very confident about our ability to perform in 2007 and capture the opportunities offered by our key markets**



Appendices

Appendix 1: Reconciliation of FW scope operating revenues to operating revenues

	For the quarter ending: March 30, 2007	For the quarter ending: March 31, 2006
Global E&C Group:		
FW scope operating revenues	529,631	298,300
Flow-through revenues	294,538	124,853
Operating revenues	**824,169**	**423,153**
Global Power Group:		
FW scope operating revenues	324,822	219,700
Flow-through revenues	3,131	2,960
Operating revenues	**327,953**	**222,660**
Corporate & Finance Group:		
FW scope operating revenues	0	0
Flow-through revenues	0	29
Operating revenues	**0**	**29**
Consolidated:		
FW scope operating revenues	**854,453**	**518,000**
Flow-through revenues	**297,669**	**127,842**
Operating revenues	**1,152,122**	**645,842**

FOSTER WHEELER

Appendix 2: Quarterly net income reconciliation

In thousands ($000s):	For the quarter ending: March 30, 2007	For the quarter ending: Dec. 29, 2006	For the quarter ending: Sept. 29, 2006	For the quarter ending: June 30, 2006	For the quarter ending: March 31, 2006
Net income, as adjusted	**114,825**	**85,894**	**54,576**	**41,146**	**14,796**
Add/(less):					
Net asbestos-related gain/(provision)	0	(15,533)	36,074	79,590	0
Prior domestic senior credit agreement fees and expenses	0	(132)	(14,823)	0	0
Loss on debt reduction initiatives	0	0	0	(12,318)	(165)
Wind-down costs of GPG Canadian office	0	(7,121)	0	0	0
Net income, as reported	**114,825**	**63,108**	**75,827**	**108,418**	**14,631**

FOSTER WHEELER

Appendix 3: Calculation of EBITDA

EBITDA is a supplemental financial measure not defined in generally accepted accounting principles ("GAAP"). The Company defines EBITDA as income before interest expense, income taxes, depreciation and amortization. The Company has presented EBITDA because it believes it is an important supplemental measure of operating performance. EBITDA, after adjustment for certain unusual and infrequent items specifically excluded in the terms of the Company's current and prior senior credit agreements, is used for certain covenants under its current and prior senior credit agreements. The Company believes that the line item on its condensed consolidated statement of operations and comprehensive income entitled "net income" is the most directly comparable GAAP financial measure to EBITDA. Since EBITDA is not a measure of performance calculated in accordance with GAAP, it should not be considered in isolation of, or as a substitute for, net income as an indicator of operating performance or any other GAAP financial measure.

EBITDA, as calculated by the Company, may not be comparable to similarly titled measures employed by other companies. In addition, this measure does not necessarily represent funds available for discretionary use, and is not necessarily a measure of the Company's ability to fund its cash needs. As EBITDA excludes certain financial information that is included in net income, users of this financial information should consider the type of events and transactions that are excluded.

The Company's non-GAAP performance measure, EBITDA, has certain material limitations as follows:

- It does not include interest expense. Because the Company has borrowed money to finance some of its operations, interest is a necessary and ongoing part of its costs and has assisted the Company in generating revenue. Therefore, any measure that excludes interest has material limitations;
- It does not include taxes. Because the payment of taxes is a necessary and ongoing part of the Company's operations, any measure that excludes taxes has material limitations;
- It does not include depreciation and amortization. Because the Company must utilize property, plant and equipment and intangible assets in order to generate revenues in its operations, depreciation and amortization are necessary and ongoing costs of its operations. Therefore, any measure that excludes depreciation and amortization has material limitations.

Appendix 4: Quarterly consolidated EBITDA reconciliation

In thousands ($000s):	For the quarter ending: March 30, 2007	For the quarter ending: Dec. 29, 2006	For the quarter ending: Sept. 29, 2006	For the quarter ending: June 30, 2006	For the quarter ending: March 31, 2006
Consolidated EBITDA, as adjusted	**162,297**	**128,850**	**73,808**	**85,225**	**46,059**
Add/(less):					
Net asbestos-related gain/(provision)	0	(15,533)	36,074	79,590	0
Prior domestic senior credit agreement fees and expenses	0	(132)	(14,823)	0	0
Loss on debt reduction initiatives	0	0	0	(12,318)	(165)
Wind-down costs of GPG Canadian office	0	(7,121)	0	0	0
Consolidated EBITDA, as reported[1]	**162,297**	**106,064**	**95,059**	**152,497**	**45,894**

[1] See Appendices 5 - 7 for a reconciliation of consolidated EBITDA to net income.

Appendix 5: EBITDA to net income reconciliation

For the year ended December 29, 2006:	Global E&C Group ($000s)	Global Power Group ($000s)	Total Operating EBITDA ($000s)	C&F Group [2] ($000s)	Consolidated ($000s)
EBITDA [1]	323,297	95,039	418,336	(18,822)	399,514
Less: interest expense					(24,944)
Less: depreciation & amortization					(30,877)
Income before income taxes					343,693
Provision for income taxes					(81,709)
Net income					261,984

1. Includes in fiscal year 2006: (decreased)/increased contract profit of $(5,700) from the regular re-evaluation of contract profit estimates: $14,700 in the Global E&C Group and $(20,400) in the Global Power Group; net asbestos-related gains of $100,100 recorded in C&F; an aggregate charge of $15,000 recorded in C&F in conjunction with the voluntary termination of our prior domestic senior credit agreement; and a net charge of $12,500 recorded in C&F in conjunction with the debt reduction initiatives completed in April and May 2006.
2. C&F Group includes general corporate income and expense, the company's captive insurance operation and eliminations.

Note: Similar EBITDA to net income reconciliations for prior periods can be found in the Company's Annual Reports filed with the U.S. Securities and Exchange Commission, as follows:

- Year ended December 30, 2005: Annual Report 10-K filed March 3, 2006, page 34
- Year ended December 31, 2004: Annual Report 10-K/A filed May 20, 2005, page 42

Appendix 6: EBITDA to net income reconciliation

For the three months ended March 31, 2006:	Global E&C Group ($000s)	Global Power Group ($000s)	Total Operating EBITDA ($000s)	C&F Group [2] ($000s)	Consolidated ($000s)
EBITDA [1]	54,959	13,825	68,784	(22,890)	45,894
Less: interest expense					(7,947)
Less: depreciation & amortization					(7,050)
Income before income taxes					**30,897**
Provision for income taxes					(16,266)
Net income/(loss)					**14,631**

1. Included in three months ended March 31, 2006: (decreased)/increased contract profit of $(110) from the regular re-evaluation of contract profit estimates: $2,330 in the Global E&C Group and $(2,440) in the Global Power Group.
2. C&F Group includes general corporate income and expense, the company's captive insurance operation and eliminations.

Appendix 7: EBITDA to net income reconciliation

For the three months ended March 30, 2007:	Global E&C Group ($000s)	Global Power Group ($000s)	Total Operating EBITDA ($000s)	C&F Group [2] ($000s)	Consolidated ($000s)
EBITDA [1]	**141,133**	**37,024**	**178,157**	**(15,860)**	**162,297**
Less: interest expense					(4,725)
Less: depreciation & amortization					(8,838)
Income before income taxes					**148,734**
Provision for income taxes					(33,909)
Net income					**114,825**

1. Included in three months ended March 30, 2007: (decreased)/increased contract profit of $18,460 from the regular re-evaluation of contract profit estimates: $18,580 in the Global E&C Group and $(120) in the Global Power Group.
2. C&F Group includes general corporate income and expense, the company's captive insurance operation and eliminations.

FOSTER WHEELER





Another record-breaking quarter

Contacts:
Investor Relations:
Kevin Hagan **+1 908 713 2034**
Kevin_Hagan@fwc.com

Media:
Carolyn Greenhalgh **+44 (0)118 913 2494**
Carolyn_Greenhalgh@fwuk.fwc.com